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NASH-FINCH COMPANY
PROFIT SHARING PLAN
1994 REVISION

Eighth Declaration of Amendment

    Pursuant to the retained power of amendment contained in Section 11.2 of the instrument entitled "Nash-Finch Company Profit Sharing Plan—1994 Revision," the undersigned hereby amends the said instrument by adding a new Exhibit E in the form attached hereto.

    The amendment set forth above is effective as of January 31, 2000.

    IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized officers this 24th day of October, 2000.

NASH FINCH COMPANY
Attest:	/s/ NORMAN R. SOLAND Secretary	By:	/s/ RON MARSHALL President

NASH-FINCH COMPANY
PROFIT SHARING PLAN

EXHIBIT E

Special Provisions Applicable to the Adoption of
the Plan by Hinky Dinky Supermarkets, Inc.

    This Exhibit E sets forth special provisions of the Plan applicable to the adoption of the Plan by Hinky Dinky Supermarkets, Inc. ("HDSI") effective as of January 31, 2000.

1.
Service Credit.  Service completed as an employee with HDSI or Hinky Dinky Auburn, L.L.C., Hinky Dinky Beatrice, L.L.C., H.D. Crete, L.L.C., Hinky Dinky Falls City, L.L.C., Hinky Dinky Holdrege, L.L.C., Hinky Dinky Leavenworth, L.L.C., Hinky Dinky Lincoln #9, L.L.C., Hinky Dinky Lincoln #11, L.L.C., Hinky Dinky McCook, L.L.C., Hinky Dinky O'Neill, L.L.C. and Hinky Dinky Wahoo-Seward, L.L.C. prior to the date on which HDSI became an Affiliated Organization, will be taken into account under the Plan for all purposes in accordance with the provisions of Article X but only with respect to any individual who was an Employee on January 31, 2000.

2.
Entry Dates.  A Qualified Employee who is entitled to prior service credit pursuant to this Exhibit E will become eligible to participate in the Plan as follows:

•
For the purpose of having a rollover or transfer made on his or her behalf pursuant to Section 3.3, on January 31, 2000;

•
For the purpose of having Pre-Tax Contributions made on his or her behalf pursuant to Section 3.1, on (a) January 31, 2000 if the Qualified Employee was a participant in the Hinky Dinky Supermarkets, Inc. 401(k) Profit Sharing Plan on January 31, 2000 or (b) the last day of the three-month period that begins on the day on which he or she first completes an Hour of Service of the type specified at Section 10.3(A)(1); and

•
For the purpose of being eligible to share in the allocation of Profit Sharing Contributions made pursuant to Section 3.2, on the later of (a) April 1, 2000 and (b) the first day of the calendar quarter that falls on or next follows the last day of the Computation Period during which he or she first completes two Years of Service.

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NASH-FINCH COMPANY PROFIT SHARING PLAN 1994 REVISION
Eighth Declaration of Amendment
NASH-FINCH COMPANY PROFIT SHARING PLAN
EXHIBIT E
Special Provisions Applicable to the Adoption of the Plan by Hinky Dinky Supermarkets, Inc.